UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
___________

Date of Report (date of earliest event reported):     December 17, 2007

AWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21129	04-2911026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (781) 276-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINTIVE AGREEMENT.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 17, 2007, Aware, Inc. issued a press release announcing the engagement of Richard Moberg as Vice President, Chief Financial Officer and Treasurer, and the departure of Keith Farris as Vice President, Chief Financial Officer and Treasurer.  Mr. Farris will depart Aware after Aware completes the financial reporting process for its current fiscal quarter and fiscal year 2007, which is expected to occur in February 2008. A copy of the press release we issued on December 17, 2007 announcing Mr. Moberg’s arrival and Mr. Farris’ departure is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Mr. Moberg, age 52, will assume the position of Vice President, Chief Financial Officer and Treasurer after Aware completes the financial reporting process for its current fiscal quarter and fiscal year 2007.  Mr. Moberg will receive an annual salary of $250,000 and a stock option award of 200,000 options to purchase common stock of Aware as provided in an offer letter.  The stock option award will have an exercise price per share equal to the fair market value of Aware’s common stock on the date of grant and will vest over four years.  A copy of the offer letter is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

Mr. Moberg previously served as Vice President, Chief Financial Officer and Treasurer at Aware from June 1996 until September 2003.  From October 2003 to June 2006, Mr. Moberg served as Chief Financial Officer at Crossbeam Systems, Inc.  From December 2006 to December 2007, Mr. Moberg served as Managing Director at Fenway Consulting Group.

In order to facilitate the transition of duties, Mr. Moberg will work as a consultant for Aware beginning in January 2008 pursuant to the terms of a Consultant Agreement.  A copy of the Consultant Agreement is filed with this report as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this report:

(d) EXHIBITS.

Number	Description
99.1	Press release issued by Aware, Inc. on December 17, 2007
99.2	Offer letter dated December 17, 2007 by and between Richard Moberg and Aware, Inc.
99.3	Consultant Agreement dated December 17, 2007 by and between Richard Moberg and Aware, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

Dated: December 17, 2007	By: /s/ Michael A. Tzannes
Michael A. Tzannes
Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press release issued by Aware, Inc. on December 17, 2007
99.2	Offer letter dated December 17, 2007 by and between Richard Moberg and Aware, Inc.
99.3	Consultant Agreement dated December 17, 2007 by and between Richard Moberg and Aware, Inc.